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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-22680

Ultimus Managers Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:     November 30, 2013

Date of reporting period:    May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Lyrical U.S. Value Equity Fund

Semi-Annual Report May 31, 2013

(Unaudited)

Investment Adviser	Administrator
Lyrical Asset Management LP	Ultimus Fund Solutions, LLC
405 Park Ave, 6th Floor	P.O. Box 46707
New York, NY 10022	Cincinnati, Ohio 45246-0707
1-888-884-8099

LYRICAL U.S. VALUE EQUITY FUND
LETTER TO SHAREHOLDERS	July 25, 2013

Dear Fellow Shareholders,

Enclosed is the first semi-annual report to shareholders of the Lyrical U.S. Value Equity Fund.  On behalf of the Fund and its investment adviser, Lyrical Asset Management LLC, I would like to welcome you and thank you for your investment.

Since its launch on February 4, 2013, the Lyrical U.S. Value Equity Fund (LYRIX) has produced a total return of +15.9%, compared to the +9.9% total return for the S&P 500 for the period ended May 31, 2013.

In analyzing our portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns.  Our success rate has been high over this period, as 92% of our investments posted gains, and 78% outperformed the S&P 500.  Skew has also been a positive factor, as our outperformers have outperformed by 14% while our underperformers have underperformed by 9%.

During this period we sold four positions, as one company announced it was being acquired, two approached fair value, and for one we lost conviction in our thesis.  For each sale we added a new position from our pipeline of opportunities.  We are still finding attractive stock opportunities to add to the portfolio, even as some of our existing positions begin to approach our estimates of fair value.  It is getting harder to find these opportunities, but the ones we are finding offer as much upside as the stocks we currently own.

Lyrical’s Investment Philosophy and Portfolio Construction

As this is our inaugural letter to LYRIX shareholders we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiates us from other investment managers, even those that share a value approach to investing.  We are deep value investors and by this we mean that we look to invest in companies that trade significantly below intrinsic value.  This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher P/E, P/B and P/CF multiples.  We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on P/B or dividend yield.  We only invest in quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage.  Other value investors will consider owning any business regardless of quality if they believe the price is low enough.  But, we will only invest in businesses of adequate quality.  We invest only in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark.  We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry.  Our portfolio is constructed to be balanced and diversified across 30-40 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Outlook

Continued stock price gains in excess of earnings growth have pushed the valuation of the S&P 500 to 15.5x trailing twelve months earnings.  While this is above the 14.5x average observed over the last fifty years, we do not think this excess is material enough to be a significant headwind to future returns.

On a forward basis, our composite portfolio has a valuation of 11.5x next twelve months earnings.  The S&P 500 has a valuation of 14.2x on this same basis, a premium of over 23%.  The discounted valuation of our portfolio prevails even though growth estimates for the S&P 500 lag those of our portfolio, at 8.3% versus 9.1%.

As always, we invite you to contact us with questions or to request additional detail on the portfolio.
Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
May 31, 2013 (Unaudited)

Top 10 Holdings

Security Description	% of Net Assets
Avis Budget Group, Inc.	3.2%
Western Digital Corporation	3.1%
AerCap Holdings N.V.	3.0%
Goodyear Tire & Rubber Company (The)	3.0%
TRW Automotive Holdings Corporation	3.0%
Lexmark International, Inc. - Class A	3.0%
Thermo Fisher Scientific, Inc.	3.0%
Aetna, Inc.	3.0%
Ameriprise Financial, Inc.	3.0%
Raytheon Company	3.0%

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
May 31, 2013 (Unaudited)
COMMON STOCKS - 98.7%	Shares	Value

Consumer Discretionary - 25.9%
Auto Components - 9.0%
Goodyear Tire & Rubber Company (The) *	36,940	$559,272
Johnson Controls, Inc.	14,640	546,950
TRW Automotive Holdings Corporation *	8,750	554,313
		1,660,535
Household Durables - 5.7%
Jarden Corporation *	11,425	532,176
Newell Rubbermaid, Inc.	19,620	530,525
		1,062,701
Internet & Catalog Retail - 2.8%
Liberty Interactive Corporation - Series A *	23,160	519,942

Media - 5.5%
Comcast Corporation	12,580	505,087
DIRECTV *	8,570	523,884
		1,028,971
Textiles, Apparel & Luxury Goods - 2.9%
Fifth & Pacific Companies, Inc. *	25,380	545,416

Consumer Staples - 2.8%
Food & Staples Retailing - 2.8%
CVS Caremark Corporation	9,080	522,826

Energy - 8.4%
Energy Equipment & Services - 2.9%
National Oilwell Varco, Inc.	7,620	535,686

Oil, Gas & Consumable Fuels - 5.5%
EOG Resources, Inc.	4,000	516,400
Suncor Energy, Inc.	16,670	505,268
		1,021,668
Financials - 14.5%
Capital Markets - 3.0%
Ameriprise Financial, Inc.	6,760	551,075

Diversified Financial Services - 2.9%
NASDAQ OMX Group, Inc.	17,120	538,595

Insurance - 8.6%
Aflac, Inc.	9,620	535,738
Assurant, Inc.	11,010	547,637
Willis Group Holdings plc	13,350	521,451
		1,604,826

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS - 98.7% (Continued)	Shares	Value

Health Care - 8.9%
Health Care Providers & Services - 5.9%
Aetna, Inc.	9,140	$551,873
WellPoint, Inc.	7,040	541,869
		1,093,742
Life Sciences Tools & Services - 3.0%
Thermo Fisher Scientific, Inc.	6,260	552,758

Industrials - 14.9%
Aerospace & Defense - 3.0%
Raytheon Company	8,250	549,780

Construction & Engineering - 2.9%
AECOM Technology Corporation *	17,520	539,441

Electrical Equipment - 2.8%
Eaton Corporation plc	7,970	526,498

Road & Rail - 3.2%
Avis Budget Group, Inc. *	17,630	584,611

Trading Companies & Distributors - 3.0%
AerCap Holdings N.V. *	32,400	561,492

Information Technology - 17.6%
Computers & Peripherals - 6.0%
Lexmark International, Inc. - Class A	18,160	554,062
Western Digital Corporation	8,970	567,980
		1,122,042
Electronic Equipment, Instruments & Components - 5.8%
Corning, Inc.	35,310	542,715
TE Connectivity Ltd.	11,820	524,690
		1,067,405
IT Services - 2.9%
Western Union Company (The)	32,860	538,247

Semiconductors & Semiconductor Equipment - 2.9%
Avago Technologies Ltd.	14,430	544,155

LYRICAL U.S. VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS - 98.7% (Continued)	Shares	Value

Materials - 5.7%
Chemicals - 2.9%
Celanese Corporation	10,770	$531,500

Containers & Packaging - 2.8%
Owens-Illinois, Inc. *	19,210	527,314

Total Investments at Value — 98.7% (Cost $18,020,524)		$18,331,226

Other Assets in Excess of Liabilities — 1.3%		243,432

Net Assets — 100.0%		$18,574,658

* Non-income producing security.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2013 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$18,020,524
At value (Note 2)	$18,331,226
Cash	949,330
Dividends receivable	20,263
Receivable for capital shares sold	8,321
Receivable from Adviser (Note 4)	7,493
Other assets	15,818
Total assets	19,332,451

LIABILITIES
Payable for investment securities purchased	742,464
Payable to administrator (Note 4)	6,680
Other accrued expenses	8,649
Total liabilities	757,793

NET ASSETS	$18,574,658

NET ASSETS CONSIST OF:
Paid-in capital	$18,089,792
Accumulated net investment income	15,404
Accumulated net realized gains from security transactions	158,760
Net unrealized appreciation on investments	310,702

NET ASSETS	$18,574,658

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,603,297

Net asset value, offering price and redemption price per share (Note 2)	$11.59

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENT OF OPERATIONS
For the Period Ended May 31, 2013 (a) (Unaudited)

INVESTMENT INCOME
Dividend income	$37,990
Foreign withholding taxes on dividends	(592)
Total investment income	37,398

EXPENSES
Investment advisory fees (Note 4)	18,960
Fund accounting fees (Note 4)	8,143
Administration fees (Note 4)	8,000
Custody and bank service fees	7,903
Registration and filing fees	6,980
Legal fees	5,000
Transfer agent fees (Note 4)	4,630
Trustees' fees and expenses (Note 4)	4,457
Compliance fees (Note 4)	4,000
Postage and supplies	2,686
Insurance expense	1,333
Other expenses	2,780
Total expenses	74,872
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(52,878)
Net expenses	21,994

NET INVESTMENT INCOME	15,404

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	158,760
Net change in unrealized appreciation/depreciation on investments	310,702
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	469,462

INCREASE IN NET ASSETS FROM OPERATIONS	$484,866

(a)	Represents the period from the commencement of operations (February 4, 2013) through May 31, 2013.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

Period
Ended
May 31,
2013 (a)
(Unaudited)
FROM OPERATIONS
Net investment income	$15,404
Net realized gains from security transactions	158,760
Net change in unrealized appreciation/depreciation on investments	310,702
Net increase in net assets from operations	484,866

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	20,233,470
Payments for shares redeemed	(2,143,678)
Net increase in net assets from capital share transactions	18,089,792

TOTAL INCREASE IN NET ASSETS	18,574,658

NET ASSETS
Beginning of period	-
End of period	$18,574,658

ACCUMULATED NET INVESTMENT INCOME	$15,404

CAPITAL SHARE ACTIVITY
Shares sold	1,804,640
Shares redeemed	(201,343)
Net increase in shares outstanding	1,603,297
Shares outstanding at beginning of period	-
Shares outstanding at end of period	1,603,297

(a)	Represents the period from the commencement of operations (February 4, 2013) through May 31, 2013.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period

	Period
	Ended
	May 31,
	2013 (a)
	(Unaudited)

Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gains on investments	1.58
Total from investment operations	1.59

Net asset value at end of period	$11.59

Total return (b)	15.90%	(c)

Net assets at end of period (000's)	$18,575

Ratios/supplementary data:
Ratio of total expenses to average net assets	4.94%	(e)

Ratio of net expenses to average net assets (d)	1.45%	(e)

Ratio of net investment income to average net assets (d)	1.02%	(e)

Portfolio turnover rate	33%	(c)

(a)	Represents the period from the commencement of operations (February 4, 2013) through May 31, 2013.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered.  The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Total return would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2013 (Unaudited)

1.  Organization

The Lyrical U.S. Value Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012.  Other series of the Trust are not incorporated in this report.  The Fund commenced operations on February 4, 2013.

The investment objective of the Fund is long-term capital growth.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price.  In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.  Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.  Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities
•     Level 2 – other significant observable inputs
•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$18,331,226	$-	$-	$18,331,226

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued by industry type.  As of May 31, 2013, the Fund did not have any transfers in and out of any Level.  In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2013.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the period ended May 31, 2013.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2013:

Tax cost of portfolio investments	$18,042,829
Gross unrealized appreciation	$543,995
Gross unrealized depreciation	(255,598)
Net unrealized appreciation	288,397
Accumulated ordinary income	15,404
Other gains	181,065
Distributable earnings	$484,866

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions for the current tax year (period ended May 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the period ended May 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $20,463,043 and $2,601,279, respectively.

4.  Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of its average daily net assets.

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Adviser has contractually agreed, until March 31, 2016, to reduce its advisory fees and to reimburse the Fund’s operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses) to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.45% of its average daily net assets. During the period ended May 31, 2013, the Adviser did not collect any of its advisory fees and, in addition, reimbursed the Fund for other operating expenses totaling $33,918.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses to exceed the expense limitation of 1.45% per annum.  As of May 31, 2013, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $52,878.  The Adviser may recover this amount no later than May 31, 2016.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,500 per month. The monthly minimum is discounted to $2,000 during the first year of the Fund’s operations and is discounted to $2,250 during the second year of the Fund’s operations.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  The base fee is increased to $2,250 per month during the second year of the Fund’s operations and is increased to $2,500 per month after the second year of the Fund’s operations.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.  For these services, Ultimus receives from the Fund $20 annually for each direct account and $15 annually for certain accounts established through financial intermediaries, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has less than 25 shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, the Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at an annual rate of 0.01% of average daily net assets in excess of $100 million.  In addition, the Fund reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as the principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services.  The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings.

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

6.  Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector.  In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share.  From time to time, a particular set of circumstances may affect these sectors or other companies within the sectors.  For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and, therefore, the value of the Fund’s portfolio could be adversely affected.  As of May 31, 2013, the Fund had 25.9% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

7.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (February 4, 2013) and held until the end of the period (May 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value February 4, 2013	Ending Account Value May 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,159.00	$5.02

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% for the period, multiplied by the average account value over the period, multiplied by 117/365 (to reflect the period since inception).

LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.70	$7.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-888-884-8099.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement (“Investment Advisory Agreement”) with the Adviser for an initial two-year term.  Approval took place at an in-person meeting held on January 22, 2013, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel.  The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and legal counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services to be provided by Adviser.  In this regard, the Board considered the responsibilities the Adviser would have under the Investment Advisory Agreement.  The Board also considered the services to be provided by the Adviser to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Board noted that the Fund’s Principal Executive Officer is an employee of the Adviser and will be serving the Trust without additional compensation.  After reviewing the foregoing information and further information provided by the Adviser (e.g., descriptions of the adviser’s business, the adviser’s compliance programs, and the adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Adviser.  In this regard, the Board considered the investment management experience of the Adviser.  In particular, the Board received information from the Adviser regarding the experience of the Fund’s portfolio manager in managing U.S. equity portfolios.  The Board discussed with the Adviser the investment objectives and strategies for the Fund and the Adviser’s plans for implementing such strategies for the Fund.  After consideration of these factors, as well other factors, the Board determined that the Adviser would be an appropriate manager for the Fund.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund.  In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Board reviewed the Fund’s proposed expense limitation agreement with the Adviser, and noted the benefit that would result to the Fund from the Adviser’s likely waiver of a portion of its management fees for a period of time based on the projected initial asset levels of the Fund.  The Board reviewed the financial statements of the Adviser and discussed the financial stability and productivity of the firm.  The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from the Fund trades that may benefit the Adviser’s other clients.  The Board then compared the expected fees and expenses of the Fund (including the management fee) to other

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (Unaudited) (Continued)

funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors.  The Board noted that the overall proposed expense ratio of the Fund, after taking into account the expense limitation agreement, would be higher than the average expense ratio for comparable funds in the Morningstar category of large cap value funds.  The Board also compared the proposed fees to be paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services to be provided to the Fund.  Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered the Fund’s fee arrangements with the Adviser, including both the management fee and the expense limitation agreement.  The Board determined that since the management fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation agreement until the Fund’s assets grew to a level where the Adviser begins receiving its full fees or the Fund’s expenses otherwise fell below the expense cap.  Thereafter, the Board noted that the Fund would continue to benefit from economies of scale under its agreements with service providers other than the Adviser.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with the Adviser would provide benefits and that, at the Fund’s projected asset levels for the next year, the Fund’s arrangements with the Adviser were fair and reasonable in relation to the nature and quality of the services to be provided by the Adviser.

Brokerage and portfolio transactions.  In this regard, the Board considered the Adviser’s standards and performance in utilizing those standards to seek best execution for the Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter securities).  The Board also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund may allocate portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”).  After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest.  In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics.  Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENT (Unaudited) (Continued)

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously agreed.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrew B. Wellington
Anderw B. Wellington, Principal Executive Officer (Lyrical U.S. Value Equity Fund)

Date	August 6, 2013

By (Signature and Title)*		/s/ Julie M. Schmuelling
Julie M. Schmuelling, Treasurer

Date	August 6, 2013

* Print the name and title of each signing officer under his or her signature.